 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 31, 2017
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland (Brixmor Property Group Inc.)	001-36160	45-2433192
Delaware (Brixmor Operating Partnership LP)	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company. See the definitions of “emerging growth company” in Rule 12b-2 of the Exchange Act.
Brixmor Property Group Inc. Yes ☐ No ☑ Brixmor Operating Partnership LP Yes ☐ No ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brixmor Property Group Inc. ☐ Brixmor Operating Partnership LP ☐

Item 8.01	Other Events

On May 31, 2017, Brixmor Operating Partnership LP (the “Operating Partnership”), an indirect subsidiary of Brixmor Property Group Inc., priced the previously announced offering (the “Offering”) of $500,000,000 aggregate principal amount of 3.650% Senior Notes due 2024 (the “Notes”). The Notes will be issued at 99.576% of par value with a coupon of 3.650%. Interest on the Notes is payable semi-annually on June 15 and December 15 of each year, commencing December 15, 2017. The Notes will mature on June 15, 2024. The Offering is expected to close on June 5, 2017, subject to customary closing conditions. The Operating Partnership expects to use the net proceeds from the Offering to repay outstanding indebtedness under its $1.25 billion unsecured revolving credit facility and for general corporate purposes.

In connection with the Offering, the Operating Partnership entered into an underwriting agreement, dated May 31, 2017 (the “Underwriting Agreement”), among the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement contains customary representations, warranties and agreements by the Operating Partnership, customary conditions to closing, other obligations of the parties and termination provisions. Additionally, the Operating Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is a summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Offering of the Notes was made pursuant to a shelf registration statement on Form S-3 (File Nos. 333-201464 and 333-201464-01), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on January 13, 2015. A preliminary prospectus supplement, dated May 31, 2017, relating to the Notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act.

Item 9.01     Financial Statements and Exhibits
(d)     The following exhibits are attached to this Current Report on Form 8-K

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

99.1
Underwriting Agreement, dated May 31, 2017, by and among Brixmor Operating Partnership LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 2, 2017	BRIXMOR PROPERTY GROUP INC.

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

99.1
Underwriting Agreement, dated May 31, 2017, by and among Brixmor Operating Partnership LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein